Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities, Inc.

32ND ANNUAL REPORT

March 31, 2001

Established 1969

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 32nd Annual Report. On March 31, 2001, the fund's net assets totaled approximately $1.1 billion, representing over 48,000 shareholder accounts. This U.S. government securities fund provides monthly income primarily from U.S. government issues. These U.S. government issues have no credit risk and represent a conservative income investment.

Over the past year, shareholders in this government securities fund have enjoyed a relatively safe harbor, as the equity markets--both domestic and international--were buffeted by winds deflating the technology sector. Income from bonds increased, and government bonds provided positive performance in comparison to other investment vehicles. Rate cuts by the Federal Reserve Board bode well for bondholders.

This report covers the 12-month reporting period from April 1, 2000 through March 31, 2001. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers you her views on today's interest rate environment, fund performance, and how your fund is invested. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

Over the 12-month reporting period, the fund benefited from a strong environment for fixed-income investing and from the substantial yield premium of mortgage-backed securities over Treasury securities. Individual share class total return performance, including income distributions follows:1

	Net Asset Value Change	Income	Total Return
Class A Shares	$7.48 to $7.82 = 4.55%	$0.480	11.32%
Class B Shares	$7.48 to $7.82 = 4.55%	$0.421	10.47%
Class C Shares	$7.48 to $7.82 = 4.55%	$0.422	10.48%

The fixed-income arena has benefited substantially from two factors--the equity markets have been volatile with downward bias, and the Federal Reserve Board has implemented three rate cuts through the end of the first quarter of 2001. These lower rates have caused bonds to increase in value, which is good news for shareholders and for fixed-income managers.

The fund's management continues to emphasize mortgage-backed securities for their attractive yields and good long-term value. These securities are issued by agencies like the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Corporation ("FNMA"). More than 85% of the fund's net assets were invested in these mortgage-backed securities at the end of the reporting period. These securities are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.2

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, do not hesitate to write.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
May 15, 2001

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 6.35%, 4.97%, and 9.48%, respectively. Current performance information is available at our website, www.federatedinvestors.com or by calling 1-800-341-7400.

2 Unlike individual government and Treasury securities, fund shares are not guaranteed.

Kathy Foody-Malus

Vice President

Federated Investment Management
Company

Investment Review

What are your comments on the fund's fiscal year, during which the U.S. economy slowed significantly, the bond market outperformed the stock market for the first time in several years, and the Federal Reserve Board acted aggressively?

The Federal Reserve Board ("the Fed"), U.S. Treasury supply, and credit fundamentals dictated the fixed-income market's actions during the fund's reporting period. High-quality, fixed-income assets posted double-digit returns, as investors sought a haven from stock market volatility. The fund's fiscal year began with the Fed in a tightening mode, and the U.S. economy continuing to steam ahead at a 5% growth rate.

The release in late April 2000 of the economic indicators on wage and growth data provided clear evidence that the economy was overheating, despite the cumulative 125 basis points of tightening by the Fed. Fixed-income markets immediately priced in further aggressive tightening by the Fed. By the time the Fed's dramatic 50 basis point increase actually came into being at the May Federal Open Market Committee meeting, the U.S. Treasury market had reached its most extreme yield levels of the year, and two-year Treasury yields reached 6.90%. The yield of two-year Treasury issues was 65 basis points greater than the 30-year Treasury bond.

While all fixed-income investors were dealing with the technical aberrations in Treasury securities and the threat of further interest rate hikes, the corporate bond markets were also taking heat from worsening credit conditions. Leverage among non-financial corporations had been increasing since 1996, the same year that the rating agencies' upgrade-to-downgrade ratio had peaked.

The Nasdaq Index's fall from grace in early April was a more dramatic sign that the "tech spending mania" was coming to a close. Since the driver of growth through the expansion had been business investment, a sharp slowdown in the technology sector had serious implications for the U.S. economy. The result was a mass retreat by investors from risky investments to the highest quality sectors of the market.

As 2000 came to a close, the markets were anticipating that the Fed would begin to reduce rates to keep the slowdown from turning into a recession. The Fed cut short-term rates twice during January 2001. The first occurred on January 3, as the Fed surprised the markets by cutting rates by 50 basis points. The second 50 basis point move occurred at the January 31 meeting, and a third rate cut of 50 basis points occurred in March. Investors viewed these interest rate cuts as a sign that the Fed would take whatever actions necessary to stimulate the economy. As would be expected in an aggressive Fed easing environment, shorter maturity Treasury securities were the main beneficiaries.

How did mortgage backed securities perform in this environment?

The mortgage market underperformed U.S. Treasury and agency issues and outperformed corporate bonds during the fund's reporting period. Fixed-rate mortgages have experienced big moves in both directions over the past year. At the beginning of the fiscal year, fixed-rate mortgages climbed in the midst of the most recent Fed tightening cycle and peaked in mid-May at 8.64%. Subsequently, mortgage rates began a steady decline and touched the 6.75% level twice in the first quarter of 2001.

Moving forward, mortgage rates will take their cue from the general interest rate environment. With economic growth slowing, the U.S. housing market could soften. Declining mortgage rates and reduced consumer risk appetite are countervailing forces on home sales. Housing activity has been robust. Although the current housing turnover rate of about 7% is slightly lower than in the past two years, it is above the historical average of 6% for the past decade. The tremendous declines in mortgage rates have presented homeowners who borrowed at higher rates with the economic incentive to refinance.

The housing market has been responsive to a +100 basis point decline in mortgage rates from last year's highs of over 8%. The MBA Refinancing Index measures all mortgage applications to refinance an existing mortgage. It is the best overall gauge of mortgage refinancing activity. While seasonal factors will play a role in home sales, they are not a factor in refinancing. The MBA Refinancing Index stood at 2726 on March 31, 2001. While significantly higher than a year ago, mortgage rates have been in the 7% range for quite some time, and caused the MBA Refinancing Index to steadily decline over the past several months. Therefore, in order to have any increase in refinancing activity, we believe mortgage rates would have to be in the 6.6% to 6.7% range for a sustainable time period.

What was your strategy for the fund in this environment?

During the reporting period, the fund's duration, or price sensitivity to interest rate changes, remained near its benchmark and, as a result, did not have a significant effect on performance. With the potential of a refinancing wave dominating the mortgage market, the focus was on enhancing overall convexity of the portfolio. Allocation to the Treasury market occurred through the sale of current coupon conventional mortgage securities. Portfolio positioning within the mortgage securities market has favored a defensive, prepayment-protected strategy. The portfolio is overweight with lower coupon mortgage securities and securities with either a geographic bias or low loan balance. These sectors provide inexpensive call protection relative to newly originated current coupon securities. For example, low loan balance securities are comprised of mortgages with an average remaining balance of $60,000 owed on the home. The average loan balance on a conforming conventional mortgage is in the range of $160,000 to $170,000. If the average homeowner has a $160,000 balance and a current mortgage rate of 8% and refinances into a 6.5% mortgage, the average monthly savings is $163. For a homeowner with a loan balance of $60,000, the savings on this same refinancing transaction is $61. The incentive for this homeowner to refinance is negligible. Correspondingly, mortgage securities, which have small loan balances, tend to prepay slower than generic mortgages.

As a result, how was the fund's portfolio allocated at the end of the reporting period?

As of March 31, 2001, the fund was primarily invested in the following types of U.S. government securities:1

Percentage of Net Assets
Government National Mortgage Association	36.7%
Federal National Mortgage Association	30.3%
Federal Home Loan Mortgage Association	18.8%
Non-Agency Mortgages	6.9%
U.S. Treasury	4.8%

What about prepayment risk in an environment of decreasing interest rates?

Currently, two-thirds of the mortgage market is comprised of homeowners with mortgages of 7% and lower. In order for us to have a significant pickup in refinancing activity, the "media effect" needs to take place. The media factor plays out when there is a blitz of media publicity about refinancing opportunities after a strong Treasury market rally, which creates a refinancing "buzz." This media effect was last witnessed in the 1998 refinancing wave, when 30-year mortgage rates fell below 7%.

With mortgage rates hovering around the 7% area, should they fall below this mark, there is a high probability that the media effect could kick in. In addition, some mortgage lenders now have electronic rate notification programs that inform registered borrowers via e-mail when a specific mortgage rate reaches a certain level. The question is whether this refinancing wave will be on the magnitude of what we saw in the periods of 1993-1994 and 1998, or will it be more muted.

1 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

Arguments for a more aggressive refinancing wave are reflected in the strong home price appreciation over the past two years. High home appreciation rates not only make it easier to qualify for a new loan, but also increase the attractiveness of cash-out refinancing. In addition, the increase in loan sizes makes the refinancing incentive greater.

Finally, the effect of the Internet and electronic commerce is likely to be much more significant. The counter argument is that homeowners still remember mortgage rates as low as 6.5% as recently as two years ago, which argues for a more muted refinancing response. Some homeowners may choose to wait in the hope that new lows in fixed-rate mortgages might be reached.

For investors with a longer term horizon, we believe that the mortgage backed sector is attractive for its credit quality, liquidity and yield. A slowing U.S. economy raises concerns about corporate profit margins, household income and creditworthiness. These concerns increase investors' risk aversion and are likely to drive aggregate asset allocation toward high-quality sectors. In addition, the mortgage backed securities market offers attractive yield pickups versus other high-quality, fixed-income securities.

How did the fund perform for shareholders in terms of total return and income?

For the 12-month reporting period ended March 31, 2001, investors in the Class A Shares of the fund received a total net return of 11.32%, based on net asset value. Investors in the Class B and C Shares received total net returns of 10.47% and 10.48%, respectively, based on net asset value. The fund's returns over the reporting period were relatively consistent with the 11.48% return of the Lipper U.S. Mortgage Funds Average.1 The Merrill Lynch 2-Year and 3-Year Treasury Indexes produced returns of 9.19% and 13.36%, respectively.2

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.480, $0.421, and $0.422 per share, respectively.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

2 Merrill Lynch 2-Year and 3-Year Treasury Note Indexes comprise the most recently issued 2-year and 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and investments cannot be made in an index.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $32,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $306,669 on 3/31/01. You would have earned a 7.44%1 average annual total return for the investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/01, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 6.35%, 5.66%, and 6.00%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were 4.97%, 5.48% and 6.14%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were 9.48%, 5.80%, and 4.94%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 31 years (reinvesting all dividends and capital gains) grew to $128,685.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $32,000, but your account would have reached a total value of $128,6851 by 3/31/01. You would have earned an average annual total return of 7.63%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Ten years ago in March 1991, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class A Shares of Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $55,000 Jaguar they bought last August to celebrate their anniversary--without touching their original principal.

The Laughlin's account totaled $179,007 as of March 31, 2001, for an average annual total return of 6.00%.

1 Fund shares are not guaranteed and their value will fluctuate.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Fund for U.S. Government Securities, Inc. -- Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities, Inc. (Class A Shares) (the "Fund") from March 31, 1991 to March 31, 2001 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

Average Annual Total Return[4] for the Period Ended 3/31/2001
1 Year	6.35%
5 Years	5.66%
10 Years	6.00%
Start of Performance (10/6/1969)	7.44%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Fund for U.S. Government Securities, Inc. -- Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2001 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

Average Annual Total Return[4] for the Period Ended 3/31/2001
1 Year	4.97%
5 Years	5.48%
Start of Performance (7/26/1994)	6.14%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect any contingent deferred sales charge on any redemption after six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Fund for U.S. Government Securities, Inc. -- Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to March 31, 2001 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

Average Annual Total Return[4] for the Period Ended 3/31/2001
1 Year	9.48%
5 Years	5.80%
Start of Performance (4/27/1993)	4.94%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2001

Principal Amount			Value
		ASSET-BACKED SECURITIES--6.9%
		Home Equity Loan--5.3%
$2,500,000		Chase Funding Mortgage Loan 1999-1, 7.800%, 6/25/2028	$2,510,350
6,446,000		Chase Mortgage Finance Corp. 1994-F, Class A-9, 6.750%, 3/25/2025	6,512,426
20,000,000		Conseco Finance Corp. 2000-D, 8.410%, 12/15/2025	21,281,200
80,544,728		GS Mortgage Securities Corp. 2000-1, (Interest Only) 0.210%, 6/19/2029	641,942
6,550,000		Mellon Bank Home Equity Installment Loan 1999-1, 6.950%, 3/25/2015	6,535,263
121,506,092	[1]	Salomon Brothers Mortgage Securities VII 1999-4, Class 4, 2.547%, (Interest Only), 12/25/2027	3,341,418
41,360,976	[1]	Structured Asset Securities Corp. 1998-RF4, ALS2, Class B6, (Interest Only) 6.300%, 8/15/2028	7,419,332
9,915,000		Union Planters Mortgage Finance Corp. 1998-1, 6.450%, 1/25/2028	9,956,147

		TOTAL	58,198,078

		Manufactured Housing--1.6%
13,000,000		Green Tree Financial Corp. 1993-4, 8.550%, 1/15/2019	12,365,993
2,000,000		Green Tree Financial Corp. 1997-4, 7.230%, 2/15/2029	1,948,629
3,925,000		Green Tree Financial Corp. 1998-6, 7.140%, 2/1/2021	3,748,628

		TOTAL	18,063,250

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $80,348,738)	76,261,328

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--90.6%
		Federal Home Loan Mortgage Corporation--14.5%
4,913,236		6.000%, 5/1/2031	4,792,155
91,006,000		6.500%, 5/1/2031	90,579,182
23,467,343		7.000%, 1/1/2031 - 3/1/2031	23,760,685
28,031,326		7.500%, 9/1/2030 - 2/1/2031	28,679,410
11,246,669		8.000%, 12/1/2029	11,615,673
3,831		11.000%, 12/1/2017	4,120
16,078		11.750%, 1/1/2011	17,723
540		12.500%, 10/1/2012	603
7,554		12.750%, 1/1/2013 - 10/1/2013	8,456
40,316		13.000%, 2/1/2015	46,011
14,626		13.250%, 3/1/2014	16,813
34,542		13.750%, 1/1/2011 - 10/1/2011	39,884
80		14.000%, 12/1/2012	91
28,002		14.500%, 10/1/2012	32,009
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal Home Loan Mortgage Corporation--continued
$5,852		14.750%, 8/1/2011	$6,742
3,442		15.500%, 8/1/2011	4,223

		TOTAL	159,603,780

		Federal Home Loan Mortgage Corporation REMIC--4.3%
46,192,655		Series 209 (Principal Only), .000%, 8/15/2030	39,653,623
46,192,655		Series 209 (Interest Only), 7.500%, 8/15/2030	7,650,889

		TOTAL	47,304,512

		Federal National Mortgage Association--29.0%
174,591,256		6.000%, 5/1/2014 - 6/1/2031	171,716,112
6,215,631		6.500%, 12/1/2028 - 5/1/2031	6,199,377
137,979,276		7.000%, 9/1/2029 - 2/1/2031	139,635,493
327,699		7.500%, 10/1/2029	335,072
93,912		11.000%, 10/1/2010	102,217
5,745		11.750%, 10/1/2015	6,462
772		12.000%, 1/1/2013	856
4,179		12.500%, 8/1/2013	4,736
26,025		12.750%, 10/1/2010 - 8/1/2014	29,626
3,633		13.000%, 8/1/2015	4,138
58,252		13.500%, 12/1/2014	67,608
2,930		13.750%, 6/1/2014	3,366
7,065		15.000%, 10/1/2012	8,333

		TOTAL	318,113,396

		Federal National Mortgage Association REMIC--1.3%
100,204,167		Series 1999-GT-T2-X, 0.700%, (Interest Only), 1/19/2039	1,909,891
6,539,283		Series 2001-T1-1, 0.795%, (Interest Only), 4/25/2029	128,758
12,289,454		Series 2001-T1-A1, 7.500%, 4/25/2029	12,627,414

		TOTAL	14,666,063

		Government National Mortgage Association--36.7%
79,641,060		6.500%, 11/15/2023 - 5/15/2029	80,128,730
135,021,802	[2]	7.000%, 3/15/2024 - 11/15/2030	137,302,279
75,901,871		7.500%, 12/15/2023 - 7/15/2030	77,920,514
56,490,174		8.000%, 9/15/2029 - 11/15/2030	58,361,129
26,574,004		8.250%, 5/15/2030 - 10/15/2030	27,504,094
5,752,608		8.375%, 8/15/2030	5,953,949
14,898,121		8.500%, 11/15/2029 - 1/15/2030	15,447,564
532		11.250%, 9/20/2015	586
68,766		11.750%, 7/15/2013	77,254
Principal Amount or Shares			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Government National Mortgage Association--continued
$25,831		13.000%, 9/20/2014	$29,860
23,632		13.750%, 9/15/2014	27,926

		TOTAL	402,753,885

		Small Business Administration--0.0%
582,944		1.394%, (Interest Only) 11/20/2003	10,998

		U.S. Treasury--4.8%
50,000,000		United States Treasury Notes, 5.750%, 8/15/2010	52,713,000

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $974,475,034)	995,165,634

		MUTUAL FUND--3.3%
36,424,264		Government Obligations Fund (identified cost $36,424,264)	36,424,264

		REPURCHASE AGREEMENTS--21.8%[3,4]
$43,000,000		Goldman Sachs Group, LP 4.760%, dated 3/23/2001, due 5/14/2001	43,000,000
40,050,000		Goldman Sachs Group, LP, 4.760%, dated 3/23/2001, due 5/17/2001	40,050,000
29,700,000		Goldman Sachs Group, LP, 4.900%, dated 3/23/2001, due 4/16/2001	29,700,000
39,900,000		Goldman Sachs Group, LP, 4.920%, dated 3/15/2001, due 4/19/2001	39,900,000
23,000,000		Goldman Sachs Group, LP, 5.050%, dated 3/12/2001, due 5/14/2001	23,000,000
63,900,000		Goldman Sachs Group, LP, 5.090%, dated 3/12/2001, due 4/16/2001	63,900,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	239,550,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,330,798,036)[5]	$1,347,401,226

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At March 31, 2001, these securities amounted to $10,760,750 which represents 1.0% of net assets.

2 A portion of these securities are subject to dollar roll transactions.

3 The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

5 The cost of investments for federal tax purposes amounts to $1,330,798,036. The net unrealized appreciation of investments on a federal tax basis amounts to $16,603,190 which is comprised of $29,303,586 appreciation and $12,700,396 depreciation at March 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,097,894,222) at March 31, 2001.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2001

Assets:
Investments in repurchase agreements	$239,550,000
Investments in securities	1,107,851,226

Total investments in securities, at value (identified cost $1,330,798,036)		$1,347,401,226
Income receivable		5,911,578
Receivable for investments sold		1,424,767
Receivable for shares sold		2,857,400

TOTAL ASSETS		1,357,594,971

Liabilities:
Payable for investments purchased	$114,442,281
Payable for shares redeemed	8,430,346
Income distribution payable	1,898,918
Payable for dollar roll transactions	134,299,449
Payable to adviser	67,243
Accrued expenses	562,512

TOTAL LIABILITIES		259,700,749

Net assets for 140,361,178 shares outstanding		$1,097,894,222

Net Assets Consist of:
Paid in capital		$1,259,050,734
Net unrealized appreciation of investments		16,603,190
Accumulated net realized loss on investments		(177,759,702)

TOTAL NET ASSETS		$1,097,894,222

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($898,897,388 ÷ 114,919,187 shares outstanding)		$7.82

Offering price per share (100/95.50 of $7.82)[1]		$8.19

Redemption proceeds per share (100.00/100 of $7.82)		$7.82

Class B Shares:
Net asset value per share ($146,309,486 ÷ 18,705,079 shares outstanding)		$7.82

Offering price per share (100/100.00 of $7.82)		$7.82

Redemption proceeds per share (94.50/100 of $7.82)[1]		$7.39

Class C Shares:
Net asset value per share ($52,687,348 ÷ 6,736,912 shares outstanding)		$7.82

Offering price per share (100/100.00 of $7.82)		$7.82

Redemption proceeds per share (99.00/100 of $7.82)[1]		$7.74

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2001

Investment Income:
Dividends			$24,750
Interest (net of dollar roll expense of $4,461,000)			78,174,640

TOTAL INCOME			78,199,390

Expenses:
Investment adviser fee		$6,202,374
Administrative personnel and services fee		805,864
Custodian fees		88,001
Transfer and dividend disbursing agent fees and expenses		929,666
Directors'/Trustees' fees		28,539
Auditing fees		17,779
Legal fees		7,287
Portfolio accounting fees		159,974
Distribution services fee--Class B Shares		945,483
Distribution services fee--Class C Shares		337,581
Shareholder services fee--Class A Shares		2,247,822
Shareholder services fee--Class B Shares		315,161
Shareholder services fee--Class C Shares		112,527
Share registration costs		63,305
Printing and postage		104,009
Insurance premiums		5,200
Taxes		136,366
Miscellaneous		5,282

TOTAL EXPENSES		12,512,220

Waiver and Reimbursement:
Waiver of shareholder services fee--Class A Shares	$(179,826)
Reimbursement of investment adviser fee	(11,204)

TOTAL WAIVER AND REIMBURSEMENT REDUCTIONS		(191,030)

Net expenses			12,321,190

Net investment income			65,878,200

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,478,339)
Net change in unrealized appreciation of investments			45,801,998

Net realized and unrealized gain on investments			43,323,659

Change in net assets resulting from operations			$109,201,859

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$65,878,200	$72,233,334
Net realized loss on investments	(2,478,339)	(19,252,768)
Net change in unrealized appreciation/depreciation on investments	45,801,998	(36,935,654)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	109,201,859	16,044,912

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(56,394,620)	(61,550,480)
Class B Shares	(6,985,472)	(7,779,482)
Class C Shares	(2,498,108)	(2,903,372)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(65,878,200)	(72,233,334)

Share Transactions:
Proceeds from sale of shares	489,007,578	281,336,468
Net asset value of shares issued to shareholders in payment of distributions declared	43,612,412	46,902,236
Cost of shares redeemed	(565,871,987)	(427,527,050)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(33,251,997)	(99,288,346)

Change in net assets	10,071,662	(155,476,768)

Net Assets:
Beginning of period	1,087,822,560	1,243,299,328

End of period	$1,097,894,222	$1,087,822,560

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.48	$7.84	$7.90	$7.65	$7.78
Income From Investment Operations:
Net investment income	0.48 [1]	0.47 [1]	0.46	0.50	0.51
Net realized and unrealized gain (loss) on investments	0.34	(0.35)	(0.04)	0.26	(0.14)

TOTAL FROM INVESTMENT OPERATIONS	0.82	0.12	0.42	0.76	0.37

Less Distributions:
Distributions from net investment income	(0.48)	(0.48)	(0.48)	(0.51)	(0.50)

Net Asset Value, End of Period	$7.82	$7.48	$7.84	$7.90	$7.65

Total Return[2]	11.32%	1.66%	5.43%	10.21%	4.88%

Ratios to Average Net Assets:

Expenses	1.03%	1.00%	0.96%	0.94%	0.95%

Net investment income	6.27%	6.30%	5.78%	6.40%	6.60%

Expense waiver/reimbursement[3]	0.02%	0.02%	0.02%	0.08%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$898,897	$915,850	$1,052,081	$1,138,450	$1,177,071

Portfolio turnover	145%	103%	187%	88%	120%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.48	$7.84	$7.90	$7.66	$7.78
Income From Investment Operations:
Net investment income	0.42 [1]	0.41 [1]	0.40	0.44	0.44
Net realized and unrealized gain (loss) on investments	0.34	(0.35)	(0.04)	0.25	(0.13)

TOTAL FROM INVESTMENT OPERATIONS	0.76	0.06	0.36	0.69	0.31

Less Distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.42)	(0.45)	(0.43)

Net Asset Value, End of Period	$7.82	$7.48	$7.84	$7.90	$7.66

Total Return[2]	10.47%	0.88%	4.64%	9.16%	4.13%

Ratios to Average Net Assets:

Expenses	1.80%	1.77%	1.73%	1.77%	1.80%

Net investment income	5.54%	5.54%	5.01%	5.57%	5.75%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$146,309	$126,336	$141,148	$107,225	$100,439

Portfolio turnover	145%	103%	187%	88%	120%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.48	$7.84	$7.91	$7.66	$7.78
Income From Investment Operations:
Net investment income	0.42 [1]	0.41 [1]	0.40	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.34	(0.35)	(0.05)	0.26	(0.13)

TOTAL FROM INVESTMENT OPERATIONS	0.76	0.06	0.35	0.70	0.32

Less Distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.42)	(0.45)	(0.44)

Net Asset Value, End of Period	$7.82	$7.48	$7.84	$7.91	$7.66

Total Return[2]	10.48%	0.87%	4.51%	9.29%	4.14%

Ratios to Average Net Assets:

Expenses	1.80%	1.77%	1.73%	1.77%	1.80%

Net investment income	5.55%	5.54%	5.01%	5.57%	5.74%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$52,687	$45,637	$50,071	$48,118	$55,842

Portfolio turnover	145%	103%	187%	88%	120%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2001

ORGANIZATION

Federated Fund For U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide current income by investing at least 65% of its assets in a diversified portfolio of U.S. government securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective April 1, 2000, the Fund began accreting discounts on debt securities. As required, the Fund will begin amortizing premiums on debt securities effective April 1, 2001. Prior to these dates, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $175,290,346, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 7,519,074

2003	123,323,419

2004	4,621,860

2005	20,564,242

2008	3,778,036

2009	15,483,715

Additionally, net capital losses of $2,638,629 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2001, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	48,081,789	$373,974,271	23,687,727	$179,056,245
Shares issued to shareholders in payment of distributions declared	4,960,717	37,807,360	5,361,850	40,463,170
Shares redeemed	(60,603,068)	(465,182,616)	(40,774,422)	(308,969,814)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(7,560,562)	$(53,400,985)	(11,724,845)	$(89,450,399)

Year Ended March 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	8,179,385	$63,357,237	7,803,966	$59,264,072
Shares issued to shareholders in payment of distributions declared	576,992	4,400,121	653,846	4,936,316
Shares redeemed	(6,947,794)	(52,851,935)	(9,567,167)	(72,238,719)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,808,583	$14,905,423	(1,109,355)	$(8,038,331)

Year Ended March 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,696,955	$51,676,070	5,625,382	$43,016,151
Shares issued to shareholders in payment of distributions declared	184,310	1,404,931	199,117	1,502,750
Shares redeemed	(6,247,721)	(47,837,436)	(6,108,908)	(46,318,517)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	633,544	$5,243,565	(284,409)	$(1,799,616)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(5,118,435)	$(33,251,997)	(13,118,609)	$(99,288,346)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is also managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended March 31, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $700,823,479 and $673,625,780, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended March 31, 2001, were as follows:

Purchases	$1,545,962,094

Sales	$1,580,228,019

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund For U.S. Government Securities, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 11, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

8042505 (5/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.